Investor Presentation September 2016 Exhibit 99.1

Copyright © 2016,
Oracle and/or its affiliates. All rights reserved.
Rotation of Compensation Committee Members
In the last two fiscal years we have transitioned a significant portion of compensation to long-term, performance-based PSUs, and have taken a number of steps to reduce the overall quantum of compensation
In fiscal 2016, the Board changed the composition of the Compensation Committee and the
Compensation Committee rotated the principal partner from its independent compensation consultant
in order to gain a fresh perspective on compensation matters
Ray Bingham is now Chair
Naomi Seligman is now Vice Chair
Renée James (our newest director) joined the committee
Bruce Chizen (former Chair) has stepped down
George Conrades remains a committee member

Our goal:  Engage in substantive discussions with stockholders regarding executive compensation matters and continually refine the design of Oracle’s executive compensation program

Copyright © 2016,
Oracle and/or its affiliates. All rights reserved.
Significant Compensation Program Improvements for top 3 NEOs
Introduced Performance Stock Units (“PSUs”)
PSUs are earned based on relative performance
PSUs are long-term (4 year term with multiple performance periods, the longest of which is 3 years), performance based, and subject to robust metrics
Mr. Ellison’s compensation reduced to reflect transition from CEO to Executive
Chairman & Chief Technology Officer roles
Performance-based compensation
Long-term performance periods
Quantum of pay and equity dilution
Significant changes in ORCL compensation…
…are consistent with investor perspectives
Significantly reduced number of shares subject to stock options
Option award terms reduced to 5 year terms (from 10 years), significantly reducing value; maintain 4 year time-based vesting
Continuing to award equity in the form of PSUs
FY15
FY16

Copyright © 2016,
Oracle and/or its affiliates. All rights reserved.
Significantly Reduced Director Compensation
While
we
believe
our
non-employee
directors
have
been
properly
compensated
in
prior
years,
certain
of
our
stockholders
and
their
advisors
expressed concern last year regarding our director compensation practices
We do not want our director compensation to create even the appearance of an independence issue
In fiscal 2016, the Board approved significant reductions to our non-employee director compensation structure, including:
–
Eliminating the F&A Committee Vice Chair cash retainer and equity award grant
–
Reducing the amount of equity granted in the annual equity award grant for Board service by 25%
–
Reducing the amount of equity granted in the initial equity award grant for new directors by 25%
–
Reducing the amount of equity granted annually for committee chair service by 25%
–
Delivering all equity awards in the form of restricted stock units that vest on the first anniversary of the date of grant
These changes contributed to an average reduction of 24% in the total value of our non-employee directors’ compensation in fiscal 2016 compared to fiscal 2015

Director
Fiscal 2016 Total
Compensation ($)
Fiscal 2015 Total
Compensation ($)
% Reduction
Jeffrey
S.
Berg
512,398
561,131
9%
H.
Raymond
Bingham
890,902
1,243,639
28%
Michael
J.
Boskin
724,092
1,081,763
33%
Bruce
R.
Chizen
716,061
1,084,763
34%
George
H.
Conrades
468,645
585,131
20%
Hector
Garcia-Molina
425,645
534,131
20%
Renée
J.
James
548,005
n/a
n/a
Leon
E.
Panetta
424,681
591,840
28%
Naomi
O.
Seligman
440,645
558,131
21%
Average Reduction in Director Total Compensation
24%

Copyright © 2016,
Oracle and/or its affiliates. All rights reserved.
Emphasis on Variable, “At-Risk” Compensation
Our goal: Align the interests of executive officers with those of stockholders; provide incentives to executive officers for superior performance; and attract and retain highly talented and productive executive officers
Compensation
Element
Designed
to Reward
Incentive Metrics
At-Risk
Long-Term
Incentive Compensation –
PSUs
Success in achieving
sustainable long-term
results
For top 3 executives:
50% of target PSUs are tied to relative growth in total consolidated revenues
on a U.S. GAAP
basis
50% of target PSUs are tied to relative growth in total consolidated operating cash flow (OCF)
on a U.S. GAAP basis
Objective
relative
performance
metrics
–
both
revenue
and
OCF
growth
requires
relative
performance above the weighted average of the peer group for target payout, and performance in
the bottom two of peer group results in zero payout
Long-Term
Incentive Compensation –
Stock Options
Executives realize value from stock options only when our stock price increases and they remain employed beyond the date their stock options vest
5 year term for top 3 executives is tied to the timeline for transitioning to the Cloud
Annual
Performance-Based
Cash
Bonus
Success in achieving
annual results
Bonus based on growth in non-GAAP pre-tax profits
during a fiscal year
If
non-GAAP
pre-tax
profits
do
not
grow
year
over
year,
no
bonus
is
paid
Bonuses
paid
out
at
$0
for
the
top
5
NEOs
for
the
2
year
in
a
row
Base Salary
Experience, industry
knowledge, duties,
scope of responsibility
N/A

nd

Mr. Ellison
CEO
CTO
83%
70%
66%
16% (1)
50%
43%
FY2012
2013
2014
2015
2016
Ms. Catz
President & CFO
CEO
86%
73%
103%
18% (2)
85%
80%
FY2012
2013
2014
2015
2016
Mr. Hurd
President
CEO
86%
73%
103%
18% (2)
85%
80%
FY2012
2013
2014
2015
2016

ORACLE

Copyright © 2016,
Oracle and/or its affiliates. All rights reserved.
Continued Decreases in Compensation
Since 2012, total compensation has decreased 57% for Mr. Ellison
1
In
connection
with
the
management
transition,
the
Compensation
Committee
cancelled
1.5
million
equity
equivalent
shares
(750,000
options
and
187,500
PSUs)
of
Mr.
Ellison’s
FY
2015
equity
award
2
In FY 2015, Ms. Catz and Mr. Hurd each received a one-time promotional grant of 1 million equity equivalent shares (500,000 options and 125,000 PSUs) in connection with their promotions to CEO

% of Compensation Compared to Fiscal 2012

Copyright © 2016,
Oracle and/or its affiliates. All rights reserved.
Proxy Access
At the 2015 Annual Stockholder
meeting, a majority of Oracle’s
stockholders approved a proxy
access proposal
Oracle’s institutional investors
generally agreed that proxy access
should be available for stockholders
to nominate at least 2 members of
the Board
The N&G Committee and the Board spent significant time
evaluating the adoption of proxy access bylaw provisions
An independent expert in proxy access and board governance
matters gave a presentation to the N&G Committee
In June 2016, on the recommendation of the N&G Committee,
the Board adopted amendments to our Bylaws to implement
Proxy Access with 3/3/20/20 terms:
–
Ownership threshold of at least 3%
of Oracle’s stock
–
For at least 3 years
–
Up to 20 stockholders may group together to meet
the ownership requirement
–
May nominate up to the greater of 2 directors or
20%
of the board
Investor Feedback
Board’s Response

Copyright © 2016,
Oracle and/or its affiliates. All rights reserved.
Board Composition
The N&G Committee strives for a mix of director skills, experience and perspectives that will help create an outstanding, dynamic and effective Board to represent the interests of stockholders
Investor Feedback
Board’s Response—Refreshment
Mix of Long-Tenured
Directors and New Directors
Investors are focused on
board composition
Some stockholders are
concerned that long-
tenured directors are less
independent
2 new independent directors added
to the Board
in the last 2 fiscal years
Renee James added as a director in
fiscal
2016
Leon Panetta added as a director in
fiscal 2015
We believe that it is desirable to maintain a mix of longer-tenured, experienced directors and newer directors with fresh perspectives
The Board believes that longer-serving directors with experience and institutional knowledge bring critical skills to the boardroom
Given the complexity of Oracle’s business, the breadth of Oracle’s product offerings and the international scope of the organization, longer-tenured directors are a significant strength of the Board
While director tenure is taken into consideration when making nomination decisions, the Board believes that imposing limits on director tenure or having a mandatory retirement age would
arbitrarily deprive it of the valuable contributions of its most experienced members

Copyright © 2016,
Oracle and/or its affiliates. All rights reserved.
Governance Highlights

Governance Best Practices
Independent lead director in place with clearly defined role and responsibilities
Majority of independent directors (9 out of 13) and 100%
independent committees
Robust stockholder outreach and engagement program
Annual director elections (no staggered or classified board
structure)
Single class of voting stock
Director majority voting policy
Annual Board and committee performance evaluations
Stockholder ability to call a special meeting (20%) and to act by written consent
Executive sessions for independent directors
Board
leadership
structure
–
separate
Chairman
and
CEO
roles
Director and executive officer stock ownership guidelines
Anti-hedging policy applicable to all employees and directors
Adopted proxy access (3/3/20/20)

Copyright © 2016,
Oracle and/or its affiliates. All rights reserved.
Managing in the Best Interests of Stockholders
Return of Capital to Stockholders in the Last 5 Years (US$ in Billions):
Over $55 billion of capital
returned to stockholders
Quarterly dividends per
share increased 150%

•
In fiscal 2016:
•
Oracle continued to make strategic acquisitions
•
Grew its Cloud business, and
•
Exercised discipline with stockholder capital
$5.9
$11.0
$9.8
$8.1
$10.4
$1.2
$1.4
$2.2
$2.3
$2.5
FY12
FY13
FY14
FY15
FY16
Stock Repurchases
Dividend Payments

Copyright © 2016,
Oracle and/or its affiliates. All rights reserved.
"Safe Harbor" Statement: Statements in this presentation relating to Oracle’s future plans, expectations, beliefs, intentions and prospects are "forward-looking statements"
and are subject to material risks and uncertainties. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading "Risk
Factors." Copies of these filings are available online from the SEC or by contacting Oracle
Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC
Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this presentation is current as of September 7, 2016. Oracle undertakes no duty to update any statement in light of new information or future events.
Safe Harbor Statement